UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

NWPX Infrastructure, Inc.
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360‑397‑6250

Northwest Pipe Company
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Annual Meeting of Shareholders of NWPX Infrastructure, Inc. (the “Company”) on June 12, 2025 (the “2025 Annual Meeting”), the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to change the corporate name from Northwest Pipe Company to NWPX Infrastructure, Inc. (the “Name Change”). On June 12, 2025, the Company effectuated the Name Change by filing articles of amendment of the Articles of Incorporation with the Oregon Secretary of State. The Company also amended its Bylaws on the same day to reflect the Name Change. Copies of the Second Amendment to Second Restated Articles of Incorporation and Amendment to Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated by reference herein. The only change to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws is the change of the corporate name from Northwest Pipe Company to NWPX Infrastructure, Inc. in each document.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2025 Annual Meeting, the Company’s shareholders: (i) elected two directors; (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; (iii) ratified the appointment of Baker Tilly US, LLP (successor by merger to Moss Adams LLP) as the Company’s independent registered public accountants for the year ending December 31, 2025; and (iv) approved an amendment to the Company’s Articles of Incorporation to change its name to NWPX Infrastructure, Inc. Set forth below are the voting results for each of these proposals.

Proposal 1: Election of two directors:

Nominee	For	Withheld	Broker Non‑votes
Michael Franson (three‑year term)	6,701,821	1,342,425	1,100,119
Irma Lockridge (three-year term)	6,354,863	1,689,383	1,100,119

Proposal 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non‑votes
7,049,809	840,298	154,139	1,100,119

Proposal 3: Ratification of the appointment of Baker Tilly US, LLP (successor by merger to Moss Adams LLP) as the Company’s independent registered public accountants for the year ending December 31, 2025:

For	Against	Abstain	Broker Non‑votes
8,974,643	138,661	31,061	-

Proposal 4: Amendment of the Company’s Articles of Incorporation to change its name to NWPX Infrastructure, Inc.

For	Against	Abstain	Broker Non‑votes
9,126,628	7,578	10,159	-

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.1	Second Amendment to Second Restated Articles of Incorporation

3.2	Amendment to Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on June 13, 2025.

NWPX INFRASTRUCTURE, INC.
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins Senior Vice President, Chief Financial Officer, and Corporate Secretary